UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

VEMANTI GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	46-5317552
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

7545 Irvine Center Dr., Ste 200, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 559-7200

(Former name or former address, if changed since last report.)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 16, 2022, Vemanti Group, Inc., a Nevada corporation (the “Company”), executed and consummated the transactions contemplated by a stock purchase agreement (the “Stock Purchase Agreement”) entered into by and between the Company and Fvndit, Inc., a Nevada corporation (“Fvndit”). Pursuant to the terms of the Stock Purchase Agreement, Fvndit purchased from the Company all of the shares of Fvndit’s common stock, par value $0.0001 currently owned by the Company (the “Shares”) and certain accounts receivable of approximately $25,000 (the “Accounts Receivable”) that were due from Fvndit to the Company. As a result of the sale, the Company no longer owns any shares of Fvndit.

As consideration for the sale of the Shares and the Accounts Receivable to Fvndit, the Company acquired all rights to the documentation, copyrights, and proprietary information associated with Fvndit’s online investment marketplace business in Vietnam, the right to the name Fvndit, ownership of the “fvndit.com” domain name, and certain information related to Fvndit’s customers (collectively, the “Consideration”). Other than standard post-closing liabilities related to the Consideration, the Company assumed no liabilities of Fvndit, its business or any pre-closing liabilities related to the Consideration.

The foregoing description of the Stock Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the document. A copy of the Stock Purchase Agreement is attached hereto as Exhibit 10.10 and is incorporated herein by reference.

Section 2 Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.10	Stock Purchase Agreement, dated June 16, 2022, by and between Vemanti Group, Inc., and Fvndit, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VEMANTI GROUP, INC.

Date: June 17, 2022	By:	/s/ Tan Tran
	Name:	Tan Tran
	Title:	Chief Executive Officer

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